SCUDDER
                                                                     INVESTMENTS


Scudder U.S. Government Securities Fund

Supplement to the currently effective prospectus

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The following information supplements "The Fund's Main Investment Strategy"
section of the prospectus:

Scudder U.S. Government Securities Fund has adopted a nonfundamental policy that 80% of the fund's net assets, plus the amount of any borrowings for investment purposes, will be invested in securities backed by the full faith and credit of the US government, including related repurchase agreements.










               Please Retain This Supplement for Future Reference

April 1, 2004